UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2019
___________________________
Soliton, Inc.
(Exact name of registrant as specified in its charter)
___________________________

Delaware	001-38815	36-4729076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5304 Ashbrook Drive
Houston, Texas 77081
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 705-4866

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                         ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SOLY	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On October 10, 2019, Soliton, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Investors”) for the sale by the Company in a private placement of up to 485,250 units (each a “Unit”), each Unit consisting of (i) one share of the Company’s common stock, $0.001 par value per share (“Common Stock”), and (ii) 1.1 warrants to purchase one share of Common Stock (each a “Warrant”). The offering price of the Units was $12.88 per Unit. The Warrants included in the Units are exercisable at a price of $12.88 per share and expire five years from the date of issuance. The shares of Common Stock are offered together with the Warrants, but the securities comprising the Units were issued separately and will be separately transferable.

The closing of the offering occurred on October 11, 2019. The Company estimates that the net proceeds from the sale of the Units was approximately $5.7 million after deducting the placement agent fees and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for general corporate purposes.

In connection with the offering, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement to register for resale the shares of Common Stock sold in the offering and the shares of Common Stock underlying the Warrants.

The securities issued in the offering have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and until so registered the securities may not be offered or sold absent registration or availability of an applicable exemption from registration.

On October 10, 2019, the Company also entered into a co-placement agency agreement (the “Placement Agent Agreement”) with Roth Capital Partners, LLC (“Roth”) and Boustead Securities, LLC (“Boustead”) (Roth and Boustead, each a “Co-Placement Agent” and, collectively, the “Co-Placement Agents”), pursuant to which the Co-Placement Agents agreed to serve as co-placement agents for the issuance and sale of the Units. The Company has agreed to pay the Co-Placement Agents an aggregate fee equal to 7.0% of the gross proceeds received by the Company from the sale of the Units in the offering. The Company will also reimburse Roth for its expenses up to $50,000.

The Company agreed to a 45-day “lock-up” and the Company’s officers and directors agreed to a 90-day “lock-up” with respect to shares of Common Stock and other securities beneficially owned, including securities that are convertible into, or exchangeable or exercisable for, shares of Common Stock. Subject to certain exceptions, during the lock-up period, the Company and its executive officers and directors may not offer, sell, pledge or otherwise dispose of the foregoing securities. In addition, with certain exceptions, the Company agreed to a one-year restriction on the issuance of certain variable rate transaction securities.

The Purchase Agreement and the Placement Agent Agreement contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company, the Investors and the Co-Placement Agents, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement and the Placement Agent Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the material terms of the Placement Agent Agreement, Purchase Agreement, Warrant and Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Placement Agent Agreement, Purchase Agreement, Warrant and Registration Rights Agreement, copies of which are filed as Exhibits 1.1, 10.1, 4.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, the Company sold the Units to “accredited investors,” as that term is defined in the Securities Act, in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Investors represented that they acquired the Units for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the securities comprising the Units have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Co-Placement Agency Agreement between Soliton, Inc. and Roth Capital Partners, LLC, Boustead Securities, LLC, and Maxim Group LLP dated October 10, 2019
4.1	Form of Warrant Agreement issued in offering
10.1	Form of Securities Purchase Agreement dated October 10, 2019 by and among Soliton, Inc. and the Investors
10.2	Form Registration Rights Agreement dated October 10, 2019 by and among Soliton, Inc. and the Investors

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITON, INC.

By:	/s/ Lori Bisson
Lori Bisson
Executive Vice-President,
Chief Financial Officer

Dated: October 15, 2019